UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2020

Midwest Holding Inc.

(Exact name of registrant as specified in its charter)

NEBRASKA (State or other jurisdiction	000-10685 (Commission File Number)	20-0362426 (IRS Employer Identification No.)
of incorporation)

2900 South 70th Street, Suite 400

Lincoln, Nebraska 68506
(Address of principal executive offices) (Zip Code)

(402) 489-8266

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):\

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

On December 8, 2020, American Life & Security Corp. (“American Life”), a wholly owned subsidiary of Midwest Holding Inc. (“Midwest”), entered into a Novation Agreement (the “Novation Agreement”) with Seneca Incorporated Cell, LLC 2020-02 (“SRC2”), an incorporated cell of Seneca Reinsurance Company, LLC, a sponsored captive insurance company formed as a limited liability company under the laws of the State of Vermont (“Seneca Re”), and Crestline Re SPC, an exempted segregated portfolio company incorporated under the laws of the Cayman Islands, for and on behalf of Crestline Re SP 1, one of its segregated portfolios (“CRS1”), under which the agreements filed with our Current Reports on Form 8-K on April 21, 2020 and July 27, 2020 were novated and replaced with substantially similar agreements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit	Description
No.
10.1	Novation Agreement by and among American Life & Security Corp., Seneca Incorporated Cell, LLC 2020-02 (“SRC2”), and Crestline Re SPC, dated as of December 8, 2020.

EXHIBIT INDEX

Exhibit	Description
No.
10.1	Novation Agreement by and among American Life & Security Corp., Seneca Incorporated Cell, LLC 2020-02 (“SRC2”), and Crestline Re SPC, dated as of December 8, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 14, 2020

MIDWEST HOLDING INC.

By:	/s/ Mark A. Oliver
Name: Mark A. Oliver
Title: President

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